                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             December 8, 2000
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                              ALPHATRADE.COM
                              --------------
           (Exact name of registrant as specified in its charter)



    Nevada                        0-25631                       98-0211652
    ------                        -------                       ----------
(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                       #400   1111 West Georgia Street
                     Vancouver, British Columbia, Canada
                                   V6E 4M3
                                   -------
                   (Address of Principal Executive Offices)

                               (604) 681-7503
                               --------------
                       (Registrant's Telephone Number)


                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          On December 7, 2000, Ralph Drewitt resigned as a director of AlphaTrade.com, a Nevada corporation (the "Company"), due solely to health reasons.

          On December 8, 2000, the Board of Directors of the Company voted to reduce the exercise price on the Company's 2000 Stock Incentive Plan.

          This reduction will bring the exercise price more in line with the
present trading price of the Company's shares.   The Company is concerned that
current employees and consultants would not view our current pricing as incentive to stay with the Company. The Board of Directors felt that a reduction in strike price would ensure a long term commitment to the Company.

          The Plan initially granted 590,000 shares and 1,130,000 shares in option to the employees and consultants of the Company at an exercise price of $1.00 per share, vesting as to 20% per year over a 5 year period. The amendment to the plan will reduce the price of the 590,000 shares from $1.00 to $0.20 per share and will reduce the exercise price on the stock options as follows:

               327,000 shares at an exercise price of $0.20 per share; and

               803,000 shares at an exercise price of $0.50 per share.

          The Board of Directors also resolved to:

               allow optionees to offset presently or next due compensation as payment for the exercise price for all or any portion of such options; and

               authorize the President, in her sole discretion, to lend the optionees sufficient funds to exercise their options, at an interest rate of 6% per annum, to be repaid concurrent with the next compensation due to such optionee.

          See the Exhibit Index, Item 7 of this Report.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.  However, see Item 5, above.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.


Description of Exhibit                       Exhibit Number
----------------------                          --------------

Action by Unanimous Written Consent                  99
of the Board of Directors

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ALPHATRADE.COM



DATED: Dec. 14/00                                  /s/ Penny Perfect
       ------------------                          -----------------
                                                   Penny Perfect
                                               President/Director